EXHIBIT 10.15
REAFFIRMATION OF GUARANTEE
AND COLLATERAL AGREEMENT
AND OPERATING BANK GUARANTY
               REAFFIRMATION of the GUARANTEE AND COLLATERAL AGREEMENT AND OPERATING BANK GUARANTY (as amended, supplemented or otherwise modified from time to time, the “Reaffirmation”), dated as of October 16, 2006, made by BALLY TOTAL FITNESS HOLDING CORPORATION (the “Borrower”) and each of the other signatories hereto (together with the Borrower, the “Grantors”), in favor of JPMORGAN CHASE BANK, N.A., as Collateral Agent (in such capacity, the “Collateral Agent”).
W I T N E S S E T H:
               WHEREAS, the Borrower, the several lenders from time to time parties thereto and JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank), as agent for such lenders (in such capacity, the “Agent”), are parties to the Credit Agreement, dated as of November 18, 1997, as amended and restated as of November 10, 1999, as further amended and restated as of December 21, 2001, as further amended and restated as of July 2, 2003, as further amended and restated as of October 14, 2004 (as further amended, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement”);
               WHEREAS, in connection with the Existing Credit Agreement, the Borrower and certain of its Subsidiaries have entered into the Guarantee and Collateral Agreement, dated as of November 18, 1997 (as amended, confirmed, reaffirmed, restated and supplemented prior to the date hereof, the “Guarantee and Collateral Agreement”), in favor of JPMorgan Chase Bank, N.A., as collateral agent (capitalized terms used and not defined herein having the meaning set forth therein or in the Credit Agreement (as defined below));
               WHEREAS, the Borrower and certain of its Subsidiaries have entered into the Operating Banks Guaranty Agreement as of November 18, 1997 (as amended, confirmed, reaffirmed, restated and supplemented prior to the date hereof, the “Operating Bank Guaranty”) in favor of the Operating Banks (as defined in the Credit Agreement);
               WHEREAS, the Borrower, the requisite lenders parties thereto and the Agent will amend and restate the Existing Credit Agreement as of October 16, 2006 (as further amended, restated, supplemented and modified from time to time, the “Credit Agreement”) (a) to provide for (i) a four-year senior secured revolving credit facility in an aggregate principal amount of $44,000,000 (the “Revolving Credit Facility”), (ii) a four-year senior secured “tranche B” term loan facility in an aggregate principal amount of $205,900,000 (the “Tranche B Term Loan Facility”) and (iii) a four-year senior secured delayed-draw term loan facility in an aggregate principal amount of $34,100,000 (the “Delayed-Draw Term Loan Facility” and, together with the Tranche B Term Loan Facility, the “Term Loan Facilities”), in order, first, with respect to the Tranche B Term Loan Facility, to refinance certain indebtedness under the Existing Credit Agreement, second, with respect to the Delayed-Draw Term Loan Facility, to finance or refinance the purchase price or cost of construction or improvement of certain capital expenditures, including the acquisition, improvement or development of real or personal, movable or immovable property, and third, with respect to the Tranche B Term Loan Facility and the Revolving Credit Facility, for general corporate and working capital purposes, (b) to amend certain covenants and (c) otherwise to amend the Existing Credit Agreement and restate it in its entirety as more fully set forth therein;
               WHEREAS, a portion of the extensions of credit under the Credit Agreement represent amounts converted from extensions of credit made under the Existing Credit Agreement;

               WHEREAS, all obligations of the Borrower under the Existing Credit Agreement shall continue in full force and effect under the Credit Agreement and the notes delivered thereunder (if any);
               WHEREAS, the Borrower is a member of an affiliated group of companies that includes each other Grantor;
               WHEREAS, the proceeds of the extensions of credit under the Credit Agreement have been and will be used in part to enable the Borrower to make valuable transfers to one or more of the other Grantors in connection with the operation of their respective businesses;
               WHEREAS, the Borrower and the other Grantors are engaged in related businesses, and each Grantor has derived and will derive substantial direct and indirect benefit from the making of the extensions of credit under the Credit Agreement;
               WHEREAS, it is a condition precedent to the effectiveness of the Credit Agreement that, among other things, the Grantors shall have reaffirmed the Guarantee and Collateral Agreement and the Operating Bank Guaranty as set forth herein by executing and delivering this Reaffirmation to the Collateral Agent for the benefit of the Operating Banks and each other holder of Secured Obligations (as defined in the Credit Agreement);
               WHEREAS, all obligations, liabilities and indebtedness of the Borrower and its Subsidiaries under the Guarantee and Collateral Agreement and the Operating Bank Guaranty shall continue in full force and effect after giving effect to the amendment and restatement of the Existing Credit Agreement pursuant to the Credit Agreement, without impairment, interruption, novation or discharge;
               NOW, THEREFORE, in consideration of the premises and to induce the Collateral Agent and the Lenders to execute and deliver the Credit Agreement and to continue to make their respective extensions of credit to the Borrower under the Credit Agreement, each Grantor hereby agrees with the Collateral Agent, for the benefit of the Lenders, the Operating Banks and each other holder of Secured Obligations, to reaffirm the Guarantee and Collateral Agreement and the Operating Bank Guaranty, after giving effect to the amendment and restatement of the Existing Credit Agreement pursuant to the Credit Agreement, as follows, and each Grantor hereby agrees, with respect to each of the other Collateral Documents that it has executed, that:
     (i) all of its obligations, liabilities and indebtedness under the Guarantee and Collateral Agreement, the Operating Bank Guaranty and the other Collateral Documents remain in full force and effect on a continuous basis, unimpaired, uninterrupted and undischarged, after giving effect to the amendment and restatement of the Existing Credit Agreement pursuant to the Credit Agreement, the making or continuance of any Tranche B Term Advances, Delayed-Draw Term Advances, Revolving Advances and/or other extensions of credit, the incurrence or continuance of any other Secured Obligations and any other circumstance whether similar or dissimilar to any of the foregoing;
     (ii) all of the Liens and security interests created and arising under the Guarantee and Collateral Agreement and the other Collateral Documents remain in full force and effect on a continuous basis, unimpaired, uninterrupted and undischarged, and having the same perfected status and priority, as collateral security for the Secured Obligations and Obligations (as defined in the Guarantee and Collateral Agreement), after giving effect to the amendment and restatement of the Existing Credit Agreement pursuant to the Credit Agreement, the making of any Tranche B Term Advances, Delayed-Draw Term Advances, Revolving Advances and/or other extensions of credit, the incurrence or continuance of any other Secured Obligations and Obligations (as defined in the Guarantee and Collateral Agreement) and any other circumstance whether similar or dissimilar to any of the foregoing;
     (iii) all of the obligations, liabilities and indebtedness of the Borrower under the Existing Credit Agreement, as amended and restated by the Credit Agreement (A) are continued in full force and effect on a continuous basis, unimpaired, uninterrupted and undischarged, after giving effect to the amendment of the Existing Credit Agreement pursuant to the Credit Agreement, the making of any Tranche B Term Advances, Delayed-Draw Term Advances, Revolving Advances and/or other extensions of credit, the incurrence or continuance of any other Secured Obligations and any other circumstance whether similar or dissimilar to any of the foregoing, and (B) constitute Secured Obligations and Obligations (as defined in the Guarantee and Collateral Agreement);
     (iv) the perfected status and priority of each Lien and security interest created under the Guarantee and Collateral Agreement or any other Collateral Document continue in full force and effect on a continuous basis, unimpaired, uninterrupted and undischarged, after giving effect to the amendment and restatement of the Existing Credit Agreement pursuant to the Credit Agreement, the making of any Tranche B Term Advances, Delayed-Draw Term Advances, Revolving Advances and/or other extensions of credit, the incurrence or continuance of any other Secured Obligations and Obligations (as defined in the Guarantee and Collateral Agreement) and any other circumstance whether similar or dissimilar to any of the foregoing, as collateral security for the Secured Obligations including the Secured Obligations arising under the Letters of Credit;
     (v) principal amounts, interest rates and fees under the Existing Credit Agreement are increased and maturity dates are extended pursuant to the Credit Agreement and all such amounts constitute obligations secured and/or guaranteed under the Guarantee and Collateral Agreement and the other Collateral Documents;
     (vi) all references in the Guarantee and Collateral Agreement to the Existing Credit Agreement shall be references to the Credit Agreement;
     (vii) all references in the Guarantee and Collateral Agreement to “Credit Documents” shall be references to Credit Documents as defined in the Credit Agreement;
     (viii) it confirms and reaffirms all of its obligations, including the grant of any security, under the Guarantee and Collateral Agreement, the Operating Bank Guaranty and the other Collateral Documents after giving effect to the amendment and restatement of the Existing Credit Agreement pursuant to the Credit Agreement;
     (ix) agrees that the terms of the Guarantee and Collateral Agreement, the Operating Bank Guaranty and the other Collateral Documents are incorporated herein as if set forth in full herein; and
     (x) Schedules 1 through 6 of the Guarantee and Collateral Agreement are replaced in their entirety by Schedules 1 through 6 attached hereto; each representation and warranty in the Guarantee and Collateral Agreement expressly related to October 14, 2004 (other than Section 4.12 thereof) shall from the date hereof and hereafter instead be deemed made as of the date of this Reaffirmation (it being understood that the foregoing shall not be construed as a waiver in respect of such representations and warranties as in effect prior to the date hereof); and Annex 1 of the Operating Bank Guaranty is replaced in its entirety by Annex 1 attached hereto.
               The Agent, on behalf of the Secured Creditors, agrees that, notwithstanding provisions of the Guarantee and Collateral Agreement to the contrary, the Borrower and its Subsidiaries shall not be required (i) to pledge Capital Stock of a Joint Venture or New Venture to the extent provided in clause (ii) of Section 3.01(b) of the Credit Agreement, or (ii) to grant a security interest in equipment acquired after the Closing Date to the extent that the relevant Grantor is prohibited from granting a security interest in such equipment by covenants creating the purchase money security interest in favor of the vendors of such equipment.
               By executing and delivering this Reaffirmation, each Grantor (i) which was not previously a party to either the Guarantee and Collateral Agreement or the Operating Bank Guaranty hereby becomes a party to the Guarantee and Collateral Agreement as a Grantor thereunder and a party to the Operating Bank Guaranty as a Guarantor thereunder, in each case, with the same force and effect as if originally named therein as a Grantor or Guarantor (as the case may be) and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Grantor or Guarantor thereunder (it being understood that, without limitation, the Borrower is a guarantor of Operating Bank Obligations owed by its Subsidiaries and an obligation with respect to Operating Bank Obligations) and (ii) acknowledges and agrees that references in the Operating Bank Guaranty to the “Credit Agreement” shall refer to the Credit Agreement as defined in this Reaffirmation.
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               IN WITNESS WHEREOF, each of the undersigned has caused this Reaffirmation to be duly executed and delivered as of the date first above written.

BALLY TOTAL FITNESS HOLDING CORPORATION

By:	/s/ Ronald G. Eidell
Title: Senior Vice President and Chief Financial Officer
59TH STREET GYM LLC
708 GYM, LLC
ACE, LLC
BALLY FITNESS FRANCHISING, INC.
BALLY FRANCHISE RSC, INC.
BALLY FRANCHISING HOLDINGS, INC.
BALLY REAL ESTATE II LLC
BALLY REAL ESTATE III LLC
BALLY REAL ESTATE IV LLC
BALLY TOTAL FITNESS CORPORATION
BALLY TOTAL FITNESS INTERNATIONAL, INC.
BALLY TOTAL FITNESS OF MISSOURI, INC.
BALLY TOTAL FITNESS OF TOLEDO, INC.
BALLY’S FITNESS AND RACQUET CLUBS, INC.
BALLY REFS WEST HARTFORD, LLC
BFIT REHAB OF WEST PALM BEACH, INC.
BALLY TOTAL FITNESS OF CONNECTICUT COAST, INC.
BALLY TOTAL FITNESS OF CONNECTICUT VALLEY, INC.
CRUNCH L.A. LLC
CRUNCH WORLD LLC
FLAMBE LLC
GREATER PHILLY NO. 1 HOLDING COMPANY
GREATER PHILLY NO. 2 HOLDING COMPANY
HEALTH & TENNIS CORPORATION OF NEW YORK
HOLIDAY HEALTH CLUBS OF THE EAST COAST, INC.
BALLY TOTAL FITNESS OF UPSTATE NEW YORK, INC.
BALLY TOTAL FITNESS OF COLORADO, INC.
BALLY TOTAL FITNESS OF THE SOUTHEAST, INC.
HOLIDAY/SOUTHEAST HOLDING CORP.
BALLY TOTAL FITNESS OF CALIFORNIA, INC.
BALLY TOTAL FITNESS OF THE MID-ATLANTIC, INC.
BTF/CFI, INC.
BALLY TOTAL FITNESS OF GREATER NEW YORK, INC.
JACK LA LANNE HOLDING CORP.
BALLY SPORTS CLUBS, INC.
MISSION IMPOSSIBLE, LLC
NEW FITNESS HOLDING CO., INC.
NYCON HOLDING CO., INC.
BALLY TOTAL FITNESS OF PHILADELPHIA, INC.
BALLY TOTAL FITNESS OF RHODE ISLAND, INC.
RHODE ISLAND HOLDING COMPANY
BALLY TOTAL FITNESS OF THE MIDWEST, INC.
BALLY TOTAL FITNESS OF MINNESOTA, INC.
SOHO HO LLC

TIDELANDS HOLIDAY HEALTH CLUBS, INC.
U.S. HEALTH, INC.
WEST VILLAGE GYM AT THE ARCHIVES LLC
BALLY TOTAL FITNESS FRANCHISING, INC.
CRUNCH CFI CHICAGO, LLC

By:	/s/ Ronald G. Eidell

	Title:	Senior Vice President and Chief Financial Officer
for each of the Grantors listed above

ACKNOWLEDGED AND AGREED

JPMORGAN CHASE BANK, N.A., as Collateral Agent

By:	/s/ Thomas H. Kozierk

Title:	Vice President

               IN WITNESS WHEREOF, each of the undersigned has caused this Reaffirmation of the Guaranty Agreement to be duly executed and delivered by its duly authorized officer on the 16th day of October 2006.
59TH STREET GYM LLC
708 GYM, LLC
ACE, LLC
BALLY FITNESS FRANCHISING, INC.
BALLY FRANCHISE RSC, INC.
BALLY FRANCHISING HOLDINGS, INC.
BALLY REAL ESTATE II LLC
BALLY REAL ESTATE III LLC
BALLY REAL ESTATE IV LLC
BALLY TOTAL FITNESS CORPORATION
BALLY TOTAL FITNESS INTERNATIONAL, INC.
BALLY TOTAL FITNESS OF MISSOURI, INC.
BALLY TOTAL FITNESS OF TOLEDO, INC.
BALLY’S FITNESS AND RACQUET CLUBS, INC.
BALLY REFS WEST HARTFORD, LLC
BFIT REHAB OF WEST PALM BEACH, INC.
BALLY TOTAL FITNESS OF CONNECTICUT COAST, INC.
BALLY TOTAL FITNESS OF CONNECTICUT VALLEY, INC.
CRUNCH L.A. LLC
CRUNCH WORLD LLC
FLAMBE LLC
GREATER PHILLY NO. 1 HOLDING COMPANY
GREATER PHILLY NO. 2 HOLDING COMPANY
HEALTH & TENNIS CORPORATION OF NEW YORK
HOLIDAY HEALTH CLUBS OF THE EAST COAST, INC.
BALLY TOTAL FITNESS OF UPSTATE NEW YORK, INC.
BALLY TOTAL FITNESS OF COLORADO, INC.
BALLY TOTAL FITNESS OF THE SOUTHEAST, INC.
HOLIDAY/SOUTHEAST HOLDING CORP.
BALLY TOTAL FITNESS OF CALIFORNIA, INC.
BALLY TOTAL FITNESS OF THE MID-ATLANTIC, INC.
BTF/CFI, INC.
BALLY TOTAL FITNESS OF GREATER NEW YORK, INC.
JACK LA LANNE HOLDING CORP.
BALLY SPORTS CLUBS, INC.
MISSION IMPOSSIBLE, LLC
NEW FITNESS HOLDING CO., INC.
NYCON HOLDING CO., INC.
BALLY TOTAL FITNESS OF PHILADELPHIA, INC.
BALLY TOTAL FITNESS OF RHODE ISLAND, INC.
RHODE ISLAND HOLDING COMPANY
BALLY TOTAL FITNESS OF THE MIDWEST, INC.
BALLY TOTAL FITNESS OF MINNESOTA, INC.
SOHO HO LLC
TIDELANDS HOLIDAY HEALTH CLUBS, INC.
U.S. HEALTH, INC.
WEST VILLAGE GYM AT THE ARCHIVES LLC
BALLY TOTAL FITNESS FRANCHISING, INC.
CRUNCH CFI CHICAGO, LLC

By:	/s/ Ronald G. Eidell

Title:	Senior Vice President and Chief Financial Officer
for each of the Grantors listed above